Ex 99.2

                          ***CONFERENCE CALL ALLERT***
                                [GRAPHIC OMITTED]

                            (NASDAQ: OXGN, SSE: OXGN)

LIVE CALL:
----------

Date:                     Monday, August 20, 2001
Time:                     11:00 AM (EST)
Purpose:                  OXIGENE COMMENTS ON THE DEVELOPMENT OF
                          COMBRETASTATIN AS AN ANTI-TUMOR AGENT
Speakers:                 Bjorn Nordenvall, M.D., Ph.D., Chief Executive Officer
                          Fred Driscoll, President and CFO
                          Dai Chaplin, Ph.D., Chief Operating Officer & Head of
                          Research and Development

DIAL IN NUMBER:
---------------

Domestic Callers:         800-834-5981
International Callers:    212-748-2804

WEBCAST OF THE CALL:
--------------------

http://www.corporate-ir.net/ireye/ir_site.zhtml?ticker=OXGN&script=2400&layout=6

CALL REPLAY:
------------

An audio replay of the call will be available from one hour after the call until12:00 p.m. ET on August 22, 2001

Dial-in from U.S.:        800-633-8284
Dial-in from abroad:      + 1-858-812-6440
Pin Number:               19576903

If you have any questions, please contact: Tammy Bishop, Director of Investor Relations and Corporate Communications at OXiGENE at: 617-673-7826.


                          ***CONFERENCE CALL ALLERT***